                                              Buenos Aires, 28 de junio de 1996.

M/SR/at/





SENORES
TRANSPORTADORA DE GAS DEL SUR S.A.
DON BOSCO 3672. 7th (Seventh) PISO.
PRESENTE



De nuestra consideracion:


        TENEMOS EL AGRADO DE DIRIGIRNOS A UDS. CON EL OBJETO DE OFRECERLES CELEBRAR UN CONTRATO DE SERVICIO DE TRANSPORTE FIRME, OFRECIMIENTO QUE, DE ACEPTARSE, SE REGIRA POR LOS TERMINOS Y CONDICIONES QUE SE DETALLAN A
CONTINUACION:

                    CONTRATO DE SERVICIO DE TRANSPORTE FIRME
                                    TF - 40


                                   ARTICULO I
                         SERVICIOS DE TRANSPORTE DE GAS

1. Sujeto al Reglamento y estipulaciones del presente contrato y las Condiciones Especiales del Transportista para el Transporte Firme (TF), Camuzzi Gas Pampeana S.A. (en adelante "el Cargador") acuerda entregar, o hacer entregar a Transportadora de Gas del Sur S.A. (en adelante "el Transportista"), Gas para su transporte y el Transportista acuerda recibir, transportar y restituir Gas al Cargador o por cuenta del Cargador a quien este designe, sobre una base de Servicio de Transporte Firme (TF) una capacidad contratada de transporte no menor a una cantidad de m3 por dia indicada en el Apendice D adjunto al presente e incorporado al mismo mediante esta referencia (la "Capacidad Contratada").-

2. El servicio de transporte prestado por el presente no estara sujeto a reduccion ni interrupcion por parte del Transportista con excepcion de lo previsto en el Articulo 11 de las Condiciones Generales del Reglamento del Transportista aprobado por el Ente Nacional Regulador de Gas y sus futuras modificaciones, el que junto con las Condiciones Especiales del Servicio TF forman parte del presente como Apendice A (en adelante "el Reglamento").-

                                  ARTICULO II
                             PUNTO (S) DE RECEPCION

El Cargador entregara o hara entregar el Gas en el (los) Punto (s) de Recepcion designados en el Apendice B, adjunto al presente y que forma parte del mismo mediante la referencia aqui expresada, a una presion suficiente para permitir el ingreso del gas en el sistema de gasoductos del Transportista, tomando en cuenta las presiones variables que pudieren en cada momento existir en tal sistema y en cada Punto de Recepcion. En caso que la(s) presion(es) operativa(s) maxima(s) del sistema de gasoductos del Transportista, en el (los) Punto(s) de Recepcion bajo el presente, fuere(n) incrementada(s) o disminuida(s), la(s) presion(es) maxima(s) permitida(s) del gas entregado o hecho entregar por el Cargador al Transportista en el (los) Punto(s) de Recepcion sera(n) correlativamente incrementada(s) o disminuida(s) previa notificacion escrita del Transportista al Cargador con por lo menos 30 (treinta) dias de anticipacion.-

Si el Transportista decide variar la presion en algun Punto de Recepcion en mas de un 2 % dara aviso de tal variacion al Cargador o a la persona que el Cargador indique, con por lo menos 8 (ocho) horas de anticipacion.-

                                  ARTICULO III
                              PUNTO (S) DE ENTREGA

1. El Transportista restituira diariamente al Cargador o a un tercero por cuenta del Cargador una cantidad de Gas igual a la Cantidad de Entrega bajo el presente en el (los) Punto(s) de Entrega y a la(s) presion(es) indicados en el Apendice C adjunto al presente y que forma parte del mismo mediante la referencia aqui expresada.-

2. La Cantidad de Entrega sera igual al total de la Cantidad de Gas efectivamente entregada por el Cargador al Transportista en los Puntos de Recepcion con deduccion de las Cantidades que en concepto de Combustible y mermas retenga el Transportista segun lo establece el Reglamento.-

                                  ARTICULO IV
                               PLAZO DEL CONTRATO

Este contrato entrara en vigencia a partir de las 6.00 horas del dia 1st (First) de julio de 1996, y permanecera en plena vigencia hasta las 6.00 horas de las fechas especificadas en el Apendice D, por las cantidades alli establecidas.- Operado el vencimiento de alguno de los plazos de vigencia especificados en el Apendice D, la obligacion de transportar en forma firme la Capacidad Contratada respectiva sera renovada en forma automatica por periodos sucesivos de un (1) Ano de Contrato salvo que, el Transportista o el Cargador, resuelvan rescindir la obligacion vencida, en cuyo caso deberan notificar a la otra parte, en forma fehaciente, su voluntad rescisoria con por lo menos noventa (90) dias de anticipacion al vencimiento de cada una de esas obligaciones.-

                                   ARTICULO V
                              PRECIO Y FACTURACION

1. El Cargador pagara al Transportista en el domicilio del Transportista por el Servicio de Transporte Firme desde los Puntos de Recepcion hasta los Puntos de Entrega una suma de dinero que sera establecida de conformidad con las Tarifas del Transportista para el TF, y las disposiciones aplicables del Reglamento vigentes en cada momento.-

El precio del servicio quedara sujeto a las modificaciones que surjan de los Cuadros Tarifarios aprobados por el Ente a partir de la vigencia de los mismos.-

2. Las facturas, ademas de la Tarifa por el servicio prestado, emanadas del Transportista incluiran los restantes cargos que, segun las Condiciones Generales y Condiciones Especiales del Reglamento, son a cargo del Cargador.-

                                  ARTICULO VI
                    TERMINACION ANTICIPADA E INCUMPLIMIENTOS

La mora en el cumplimiento de obligaciones a su vencimiento sera automatica, y sin necesidad de interpelacion. En caso de mora el Cargador debera los intereses previstos en las Condiciones Generales.-

Cualquier incumplimiento contractual podra dar lugar, a voluntad de la parte cumplidora, a la terminacion del contrato, observandose al respecto lo establecido en las Condiciones Generales y Condiciones Especiales del Reglamento.-

                                  ARTICULO VII
                                     CESION

 Ninguna de las partes podra ceder el presente Contrato, en todo o en parte, sin el previo y expreso consentimiento de la otra parte, manifestado por escrito.-

                                 ARTICULO VIII
                                   MISCELANEA

1. La interpretacion y ejecucion de este contrato se efectuaran de acuerdo con las leyes presentes y futuras de la Republica Argentina.-

2. Este contrato vinculara y regira a las partes del presente y sus respectivos sucesores y cesionarios.-

3. Las notificaciones a la otra parte se practicaran por escrito y se tendran por debidamente entregadas en los siguientes domicilios:

(a       Al Transportista en: Don Bosco No. 3672 7th (Seventh) piso - Capital
Federal - Atencion Direccion de Marketing.-

(b)     Al Cargador en: Av. Davila No. 240 3rd (Third) piso - Capital
Federal.-

Tales domicilios podran ser eventualmente modificados, debiendose notificar debidamente a la otra parte por correo certificado.-

4. Ambas partes aceptan que si el Cargador no utilizase eficientemente la Capacidad Contratada, el Ente Nacional Regulador del Gas de conformidad con las normas reglamentarias podra asignar la parte no utilizada o deficientemente utilizada, quedando en tal caso reducida la Capacidad Contratada a la capacidad asi reducida.-

5. El Cargador por la presente acuerda renunciar a cualquier opcion que pueda tener para reducir la Capacidad Contratada de conformidad con los Contratos de Servicio de Transporte Firme celebrados con el Transportista, en aquellas zonas en las cuales contrata capacidad de transporte firme conforme el presente Contrato. Sin embargo, en el caso que cualquiera de los clientes del Cargador que figuran en el Apendice E (adjunto al presente e incorporado al mismo mediante esta referencia), deje de contratar con el mismo para hacerlo con:

i)   el Transportista mediante Contrato de Transporte Firme, o

ii) Comercializadores que contraten o hayan contratado Transporte Firme con el Transportista, o

iii) Productores que contraten o hayan contratado Transporte Firme con el Transportista, o

iv) cualquier combinacion de Comercializadores y Productores que contraten o hayan contratado Transporte Firme con el Transportista, o

v) otros Cargadores que contraten o hayan contratado Transporte Firme con el Transportista,

En cualquiera de estos casos, el Cargador puede ejercer la opcion de reducir su Capacidad Contratada de Transporte Firme con el Transportista, pero en ningun caso la reduccion sera mayor que la cantidad que el cliente del Cargador haya contratado bajo alguna de las modalidades mencionadas en los incisos i) al v) de este mismo articulo. La cantidad de metros cubicos de capacidad de Transporte Firme de gas que el Cargador podra reducir segun este contrato, no podra exceder las que figuran en el Apendice E para cada cliente del Cargador y el plazo de la reduccion no podra superar el plazo de vigencia del servicio contratado por el Cliente bajo alguna de las modalidades mencionadas en los incisos i) al v).

Si el Cargador decide ejercitar dicha opcion, notificara dicha decision al Transportista dentro de los noventa (90) dias posteriores a la fecha en que recibiera la notificacion de su cliente comunicandole su intencion de dejar de contratar todo o parte de los servicios del Cargador.-
Vencido dicho plazo sin que el Transportista haya recibido dicha notificacion, el Cargador no podra en el futuro ejercer tal opcion. Si, por el contrario, el Cargador comunica que va a ejercer la opcion, entonces, la reduccion total o parcial de la Capacidad Contratada se producira a partir del momento en que el cliente deje de recibir esos servicios del Cargador.-

6. Antes de iniciar cualquier ampliacion de su sistema de transporte que implique un aumento de capacidad en la zona de entrega del Cargador, el Transportista notificara por escrito al Cargador de tal intencion. Dentro de los treinta dias de recibida dicha notificacion, el Cargador debera comunicar al Transportista por escrito su intencion de liberar Capacidad Contratada en la zona donde el Transportista desarrollara su expansion, indicando el plazo de la reduccion.- La capacidad que el Cargador tendra derecho a liberar no debera ser superior al incremento de capacidad originado por la expansion.- El Transportista, antes de comenzar la expansion podra ofrecer a terceros todo o parte de la Capacidad Contratada que el Cargador libere.-

7. Las partes acuerdan que la entrada en vigencia del presente Contrato hara caducar automaticamente el Contrato TF-28.-

LA PRESENTE OFERTA SERA CONSIDERADA ACEPTADA SI ESA TRANSPORTISTA ACEPTA NUESTRA PRIMERA SOLICITUD DE SERVICIO (ART. 23 DEL REGLAMENTO DE SERVICIO DEL TRANSPORTISTA) CON IMPUTACION AL CONTRATO PARA LA PRESTACION DEL SERVICIO DE TRANSPORTE FIRME NO. TF-40, O LA PRESENTA AL ENTE NACIONAL REGULADOR DEL
GAS (ENARGAS), LO QUE OCURRA PRIMERO. ASIMISMO, ACUSAMOS RECIBO DE LA COPIA DE LA RESOLUCION NO. 3/93 DEL ENARGAS QUE NOS REMITIERAN EN CUMPLIMIENTO DE
LO DISPUESTO EN EL ART. 3 DE LA MISMA.

SIN OTRO PARTICULAR LOS SALUDAMOS MUY ATENTAMENTE.

                           POR CAMUZZI GAS PAMPEANA S.A.



                                                 --------------------------
                                                 APODERADO

                                   APENDICE B

                                      DEL

                    CONTRATO DE SERVICIO DE TRANSPORTE FIRME

                                     ENTRE

                       TRANSPORTADORA DE GAS DEL SUR S.A.

                                       Y

                           CAMUZZI GAS PAMPEANA S.A.


PUNTOS DE RECEPCION: Son todos los Puntos de Recepcion dentro de las Zonas de Recepcion. El Cargador designara cada cierto tiempo y de acuerdo con los procedimientos establecidos al efecto por el Transportista y el Reglamento, los puntos dentro de las Zonas de Recepcion en que el gas sera puesto a disposicion del Transportista por el Cargador.

CANTIDAD DIARIA: Una cantidad de gas total en m3 equivalentes de 9300 Kcal, de acuerdo con el detalle indicado en el Apendice D, (mas combustible y mermas) desde las Zonas de Recepcion.

                                   APENDICE C
                                      DEL
                    CONTRATO DE SERVICIO DE TRANSPORTE FIRME
                                     ENTRE
                      TRANSPORTADORA DE GAS DEL SUR S.A. Y
                          CAMUZZI DE GAS PAMPEANA S.A.

=========================================================================================
  PUNTO DE               NOMBRE DEL PUNTO                 SUB-ZONA           PRESION
  MEDICION                                                                   MINIMA
  (NUMERO)                                                                   (KG / CM2)
=========================================================================================
     081        Medanos                                 Bahia Blanca             25
-----------------------------------------------------------------------------------------
    0148        YPF Rio Colorado                        Bahia Blanca             25
-----------------------------------------------------------------------------------------
    0149        J.C. Couste                             Bahia Blanca             25
-----------------------------------------------------------------------------------------
    0150        YPF Algarrobo                           Bahia Blanca             25
-----------------------------------------------------------------------------------------
    0151        Frigorifico Pilotti                     Bahia Blanca             25
-----------------------------------------------------------------------------------------
    0152        Salitral de la Vidriera                 Bahia Blanca             25
-----------------------------------------------------------------------------------------
    0163        Planta Cerri - Consumos Zonales         Bahia Blanca             37
-----------------------------------------------------------------------------------------
    0295        Villarino - Patagones                   Bahia Blanca             25
-----------------------------------------------------------------------------------------
    0269        Camara 57                               Bahia Blanca             35
-----------------------------------------------------------------------------------------
    0270        Camara Norte                            Bahia Blanca             35
-----------------------------------------------------------------------------------------
    0271        Puerto Rosales                          Bahia Blanca             30
-----------------------------------------------------------------------------------------
    0279        Camara 24                               Bahia Blanca             30
-----------------------------------------------------------------------------------------
    0308        Complejo Cerri RTP                      Bahia Blanca             35
-----------------------------------------------------------------------------------------
    0906        Transferencia al TI-12                  Bahia Blanca             37
-----------------------------------------------------------------------------------------
    0167        Transferencia Puan - La Pampa           Buenos Aires             50
-----------------------------------------------------------------------------------------
    0168        CASBAS                                  Buenos Aires             30
-----------------------------------------------------------------------------------------
    0169        Alsina - Guamini                        Buenos Aires             30
-----------------------------------------------------------------------------------------
    0170        Saliquelo                               Buenos Aires             30
-----------------------------------------------------------------------------------------
    0171        C. 30 de Agosto                         Buenos Aires             30
-----------------------------------------------------------------------------------------
    0172        Pellegrini - 3 Lomas (0247)             Buenos Aires             30
-----------------------------------------------------------------------------------------
    0174        Salazar                                 Buenos Aires             25
-----------------------------------------------------------------------------------------
    0176        Herrera - Vega                          Buenos Aires             30
-----------------------------------------------------------------------------------------
    0178        Nueve de Julio                          Buenos Aires             25
-----------------------------------------------------------------------------------------
    0179        Carlos Casares                          Buenos Aires             30
-----------------------------------------------------------------------------------------
    0180        25 de Mayo (0248)                       Buenos Aires             25
-----------------------------------------------------------------------------------------
    0181        Bragado (0248)                          Buenos Aires             25
-----------------------------------------------------------------------------------------
    0182        Alberti                                 Buenos Aires             30
-----------------------------------------------------------------------------------------
    0183        Chivilcoy                               Buenos Aires             30
-----------------------------------------------------------------------------------------
    0185        Cabildo                                 Buenos Aires             25
-----------------------------------------------------------------------------------------
    0186        YPF San Roman                           Buenos Aires             25
-----------------------------------------------------------------------------------------
    0187        Coronel Dorrego                         Buenos Aires             25
-----------------------------------------------------------------------------------------
    0190        Tres Arroyos                            Buenos Aires             30
-----------------------------------------------------------------------------------------
    0191        Gonzalez Chavez                         Buenos Aires             25
-----------------------------------------------------------------------------------------
    0192        De La Garma                             Buenos Aires             25
=========================================================================================

                                   APENDICE C
                                      DEL
                    CONTRATO DE SERVICIO DE TRANSPORTE FIRME
                                     ENTRE
                      TRANSPORTADORA DE GAS DEL SUR S.A. Y
                          CAMUZZI DE GAS PAMPEANA S.A.

=========================================================================================
    0193        Benito Juarez                           Buenos Aires             25
-----------------------------------------------------------------------------------------
    0196        Cabecera  Barker - Necochea             Buenos Aires             30
-----------------------------------------------------------------------------------------
    0197        TurboGas DEBA                           Buenos Aires             20
-----------------------------------------------------------------------------------------
    0198        Estancia Los Manantiales                Buenos Aires             20
-----------------------------------------------------------------------------------------
    0199        Chillar                                 Buenos Aires             20
-----------------------------------------------------------------------------------------
    0200        Maria Ignacia Vela                      Buenos Aires             30
-----------------------------------------------------------------------------------------
    0201        Derivacion Barker                       Buenos Aires             35
-----------------------------------------------------------------------------------------
    0202        Tandil B.O.6                            Buenos Aires             35
-----------------------------------------------------------------------------------------
    0203        El Chourron                             Buenos Aires             35
-----------------------------------------------------------------------------------------
    0204        Rauch                                   Buenos Aires             25
-----------------------------------------------------------------------------------------
    0205        General Belgrano                        Buenos Aires             25
-----------------------------------------------------------------------------------------
    0206        YPF Las Flores                          Buenos Aires             25
-----------------------------------------------------------------------------------------
    0207        Chascomus                               Buenos Aires             25
-----------------------------------------------------------------------------------------
    0208        Ranchos                                 Buenos Aires             25
-----------------------------------------------------------------------------------------
    0209        Brandsen                                Buenos Aires             25
-----------------------------------------------------------------------------------------
    0211        YPF El Mauleon                          Buenos Aires             30
-----------------------------------------------------------------------------------------
    0214        Olavarria I                             Buenos Aires             28
-----------------------------------------------------------------------------------------
    0215        Olavarria II                            Buenos Aires             28
-----------------------------------------------------------------------------------------
    0216        Colonia Hinojo                          Buenos Aires             25
-----------------------------------------------------------------------------------------
    0217        Tapalque                                Buenos Aires             25
-----------------------------------------------------------------------------------------
    0218        General Alvear                          Buenos Aires             25
-----------------------------------------------------------------------------------------
    0219        Saladillo                               Buenos Aires             25
-----------------------------------------------------------------------------------------
    0220        Roque Perez                             Buenos Aires             25
-----------------------------------------------------------------------------------------
    0221        Navarro                                 Buenos Aires             25
-----------------------------------------------------------------------------------------
    0222        Empalme Lobos                           Buenos Aires             25
-----------------------------------------------------------------------------------------
    0242        Jephener                                Buenos Aires             30
-----------------------------------------------------------------------------------------
    0244        Indio Rico (Localidad)                  Buenos Aires             30
-----------------------------------------------------------------------------------------
    0247        C. 30 de Agosto (168-171-172-173)       Buenos Aires             30
-----------------------------------------------------------------------------------------
    0248        C. Bragado - 25 de Mayo (180-181)       Buenos Aires             30
-----------------------------------------------------------------------------------------
    0249        C. Chascomus - Ranchos (207-208)        Buenos Aires             30
-----------------------------------------------------------------------------------------
    0259        Club de Campo La Martona                Buenos Aires             20
-----------------------------------------------------------------------------------------
    0268        GNC General Belgrano                    Buenos Aires             40
-----------------------------------------------------------------------------------------
    0275        P. Avicola SAPRA                        Buenos Aires             30
-----------------------------------------------------------------------------------------
    0290        A. Brandsen - Jephener                  Buenos Aires             30
-----------------------------------------------------------------------------------------
    0294        Loma Verde                              Buenos Aires             30
-----------------------------------------------------------------------------------------
    0296        Gto. Buchanan  - La Plata               Buenos Aires             25
-----------------------------------------------------------------------------------------
    0310        Felipe Sola - Darregueira               Buenos Aires             30
-----------------------------------------------------------------------------------------
    0318        Camara Henderson                        Buenos Aires             30
-----------------------------------------------------------------------------------------
    903         Transferencia al ED-04                  Buenos Aires             30
-----------------------------------------------------------------------------------------
    909         Transferencia al TI-23                  Buenos Aires             30
=========================================================================================

CANTIDAD MAXIMA DE ENTREGA DIARIA: Una cantidad de gas que totalice entre todos los Puntos de Entrega la suma de las cantidades especificadas en el Apendice D. La cantidad maxima de entrega diaria en cada Punto de Entrega estara limitada a la capacidad maxima de diseno de cada Punto de Entrega o la que en el futuro fijen las partes.

                                   APENDICE D
                                      DEL
                    CONTRATO DE SERVICIO DE TRANSPORTE FIRME
                                     ENTRE
                       TRANSPORTADORA DE GAS DEL SUR S.A.
                                       Y
                           CAMUZZI GAS PAMPEANA S.A.

================================================================================
    ZONA DE            ZONA DE ENTREGA       CANTIDAD            VENCIMIENTO
   RECEPCION                                CONTRATADA (*)
================================================================================
    Santa Cruz          Bahia Blanca          200.000             01/10/1996
--------------------------------------------------------------------------------
     Neuquen            Buenos Aires          300.000             01/10/1996
--------------------------------------------------------------------------------
 Tierra del Fuego       Bahia Blanca          415.000             01/05/2003
--------------------------------------------------------------------------------
 Tierra del Fuego       Buenos Aires          626.000             01/05/2003
--------------------------------------------------------------------------------
    Santa Cruz          Bahia Blanca          533.000             01/05/2003
--------------------------------------------------------------------------------
    Santa Cruz          Buenos Aires          401.000             01/05/2003
--------------------------------------------------------------------------------
     Neuquen            Bahia Blanca          620.500             01/05/2003
--------------------------------------------------------------------------------
     Neuquen            Buenos Aires        1.909.500             01/05/2003
--------------------------------------------------------------------------------
     Neuquen            Bahia Blanca          750.000             01/03/2004
--------------------------------------------------------------------------------
     Neuquen            Buenos Aires          400.000             01/05/2004
--------------------------------------------------------------------------------
     Neuquen            Buenos Aires           17.500             01/08/1999
--------------------------------------------------------------------------------
     Neuquen            Buenos Aires            7.500             01/03/2000
--------------------------------------------------------------------------------
 Tierra del Fuego       Bahia Blanca          415.000             01/05/2009
--------------------------------------------------------------------------------
 Tierra del Fuego       Buenos Aires          626.000             01/05/2009
--------------------------------------------------------------------------------
    Santa Cruz          Bahia Blanca          533.000             01/05/2009
--------------------------------------------------------------------------------
    Santa Cruz          Buenos Aires          401.000             01/05/2009
--------------------------------------------------------------------------------
     Neuquen            Bahia Blanca        1.370.500             01/05/2009
--------------------------------------------------------------------------------
     Neuquen            Buenos Aires        2.334.500             01/05/2009
================================================================================

(*) expresada en metros cubicos equivalentes de 9300 Kcal / m3

                                   APENDICE E
                                       DEL
                    CONTRATO DE SERVICIO DE TRANSPORTE FIRME
                                      ENTRE
                      TRANSPORTADORA DE GAS DEL SUR S.A. Y
                            CAMUZZI GAS PAMPEANA S.A.

================================================================================
   CLIENTE DEL CARGADOR             SUBZONA DE              CONSUMO DIARIO
                                     ENTREGA                 ASIGNADO (*)
================================================================================
      Aceros Bragado               Buenos Aires                  25.587
--------------------------------------------------------------------------------
    Cantera Cerro Negro            Buenos Aires                 118.786
--------------------------------------------------------------------------------
   Celulosa Cnel. Suarez           Buenos Aires                  19.532
--------------------------------------------------------------------------------
    Cementos Avellaneda            Buenos Aires                 263.802
--------------------------------------------------------------------------------
    Cementos San Martin            Buenos Aires                 324.214
--------------------------------------------------------------------------------
     Ceramica Fanelli              Buenos Aires                  17.065
--------------------------------------------------------------------------------
   Ceramica San Lorenzo            Buenos Aires                  96.802
--------------------------------------------------------------------------------
          Dekalb                   Buenos Aires                   9.167
--------------------------------------------------------------------------------
          Edelap                   Buenos Aires                 400.915
--------------------------------------------------------------------------------
   ESEBA- Mar del Plata            Buenos Aires                 871.433
--------------------------------------------------------------------------------
      ESEBA-Necochea               Buenos Aires               1.045.423
--------------------------------------------------------------------------------
         Interpak                  Buenos Aires                  38.180
--------------------------------------------------------------------------------
           Ipako                   Buenos Aires                  51.552
--------------------------------------------------------------------------------
       Kicsa- C & K                Buenos Aires                  47.579
--------------------------------------------------------------------------------
          Loimar                   Buenos Aires                  24.636
--------------------------------------------------------------------------------
     Loma Negra Barker             Buenos Aires                 528.822
--------------------------------------------------------------------------------
   Loma Negra Olavarria            Buenos Aires                 638.745
--------------------------------------------------------------------------------
           Losa                    Buenos Aires                  41.915
--------------------------------------------------------------------------------
          Mafissa                  Buenos Aires                  86.265
--------------------------------------------------------------------------------
     Malteria Quilmes              Buenos Aires                  19.434
--------------------------------------------------------------------------------
      Malteria Pampa               Buenos Aires                  24.529
--------------------------------------------------------------------------------
          Materia                  Buenos Aires                  20.362
--------------------------------------------------------------------------------
          Palmar                   Buenos Aires                  19.332
--------------------------------------------------------------------------------
    Petr. Gral. Mosconi            Buenos Aires                 466.763
--------------------------------------------------------------------------------
        Polibutenos                Buenos Aires                  27.021
--------------------------------------------------------------------------------
        Propulsora                 Buenos Aires                  66.729
--------------------------------------------------------------------------------
      YPF- Destileria              Buenos Aires               1.002.299
--------------------------------------------------------------------------------
      YPF- El Mauleon              Buenos Aires                  15.647
--------------------------------------------------------------------------------
        YPF- Newton                Buenos Aires                  11.827
--------------------------------------------------------------------------------
      YPF- San Roman               Buenos Aires                  13.453
--------------------------------------------------------------------------------
    ESEBA- Bahia Blanca            Bahia Blanca               2.372.369
--------------------------------------------------------------------------------
           ESSO                    Bahia Blanca                  58.902
--------------------------------------------------------------------------------
      Liquid Carbonic              Bahia Blanca                   3.436
--------------------------------------------------------------------------------
      Petroquimica BB              Bahia Blanca                 397.697
--------------------------------------------------------------------------------
OLDELVAl ALG/SALIT/La Adela        Bahia Blanca                  80.000
--------------------------------------------------------------------------------
         Induclor                  Bahia Blanca                  49.123
--------------------------------------------------------------------------------
    Monomeros Vinilicos            Bahia Blanca                 117.506
--------------------------------------------------------------------------------
     EBYTEM- YPF ROS.              Bahia Blanca                  23.719
================================================================================

         (*) expresada en metros cubicos equivalentes de 9300 Kcal / m(3)

                                  TRANSLATION

                                                   Buenos Aires, June 28th, 1996

Messrs.
Transportadora de Gas del Sur S.A.
Don Bosco 3672, 7o piso

Dear Sirs:

This is to inform you that we wish to submit to your consideration an offer to enter into a Firm Transportation Service Agreement, which proposal, if accepted, will be governed by the following terms and conditions:

                     FIRM TRANSPORTATION  SERVICE AGREEMENT
                                    FT - 40

                                   SECTION I
                          GAS TRANSPORTATION SERVICES

1. Subject to the Service Regulations and provisions hereof and to Transporter's Special Conditions for Firm Transportation (FT), Camuzzi Gas Pampeana S.A. (hereinafter referred to as the "Shipper") agrees to deliver, or to cause to be delivered to Transportadora de Gas del Sur S.A. (hereinafter referred to as the "Transporter"), Gas to be transported and Transporter agrees to receive, transport and return Gas to Shipper or to its designee on its behalf, on a Firm Transportation Service basis (FT) a contracted transportation capacity of no less than the amount of cubic meters per day shown in Exhibit D attached hereto and made part hereof by this reference (the "Contracted Capacity").

2. The transportation service rendered hereunder will not be subject to reduction or interruption by the Transporter except as provided in Section 11 of the Special Conditions of the Transporter's Service Regulations approved by the National Gas Regulatory Entity and the future amendments thereto, which together with the Special Conditions for the FT Service are made part hereof as Exhibit A (hereinafter referred to as the "Regulations").

                                   SECTION II
                                RECEIPT POINT(S)

Shipper will deliver or cause to be delivered the Gas at the Receipt Point(s) shown in Exhibit B attached hereto and made part hereof by this reference, at a pressure sufficient to allow the gas to enter the Transporter's pipeline system, taking into account the variable pressures prevailing on such system and at each Receipt Point. Such pressure of the gas delivered or caused to be delivered by Shipper shall not exceed the maximum operating pressure(s) set forth by the Transporter for each Receipt Point in Exhibit B. In the event the maximum operating pressure(s) of the Transporter's pipeline system at the Receipt Point(s) hereunder were increased or reduced, the maximum allowed pressure(s) of the gas delivered or caused to be delivered by Shipper to Transporter at the Receipt Point(s) shall be increased or reduced in the same proportion provided the Transporter gives Shipper at least thirty (30) days prior written notice.

In the event the Transporter decides to vary pressure in any Receipt Point by more than 2%, the Transporter will notify such variation to Shipper or such person as Shipper designates, at least eight (8) hours before such event.

                                  SECTION III
                               DELIVERY POINT(S)

1. Transporter will daily return to Shipper, or to a third party on behalf of Shipper an amount of gas equal to the Delivery Amount hereunder at the Delivery Point(s) and at the pressure(s) set forth in Exhibit C attached hereto and made part hereof by this reference.

2. The Delivery Amount shall be equal to the total amount of gas effectively delivered by Shipper to Transporter at the Receipt Points after deducting the amount of fuel and shrinkage retained by Transporter in accordance with the Regulations.

                                   SECTION IV
                             TERM OF THE AGREEMENT

This agreement shall be effective as from 6.00 a.m. on July 1st, 1996 and it shall remain in full force up to 6.00 a.m. on the dates set forth in Exhibit D, for the amounts set forth therein. Upon expiry of any of the terms specified in Exhibit D, the obligation of firm transportation of the respective Contracted Capacity will be automatically renewed for successive one (1) year periods until Transporter or Shipper terminates the matured obligation by providing at least 90 days written notice prior to the maturity of each such obligation.

                                   SECTION V
                               PRICE AND BILLING

1. Shipper shall pay to Transporter at the Transporter's domicile, for the firm transportation service rendered from the Receipt Points to the Delivery Points, a money amount that will be established in accordance with the Transporter's Rate for Firm Transportation, and the applicable provisions of the Regulations then in effect.

The service price shall be subject to the modifications of the Rate Sheets approved by the Entity as from their effective date.

2. In addition to the rate for the service rendered, the invoices issued by Transporter shall include the remaining charges that according to the General Conditions and the Special Conditions of the Regulations are to be borne by Shipper.

                                   SECTION VI
                         EARLY TERMINATION AND DEFAULTS

Default in the performance of the obligations on their maturity dates shall be automatic and no demand shall be required. In the event of default Shipper will pay interest as provided in the General Conditions.

Any contractual default may cause the early termination of this Firm Transportation service at the non-defaulting party's option and the procedure set forth in the General Conditions and the Special Conditions of the Regulations for such purpose shall be followed.

                                  SECTION VII
                                   ASSIGNMENT

Neither party hereof shall be entitled to assign in whole or in part this Agreement, without the prior and express written consent of the other party.

                                  SECTION VIII
                                 MISCELLANEOUS

1. The interpretation and execution of this agreement shall be made in accordance with the laws of the Argentine Republic now or hereinafter in effect.

2. This agreement shall be binding for, and shall govern the parties hereto and their respective successors and assignees.

3. Notices to the other party shall be in writing and shall be deemed duly given when sent to the other party at the following domiciles:

(a) To Transporter at: Don Bosco 3672 - 7o piso - Capital Federal - Attention:
Direccion de Marketing.

(b) To Shipper at: Av. Davila 240 - 3o piso - Capital Federal.

Such domiciles may be modified from time to time, by sending the other party a due notice by registered mail.

4. Both parties acknowledge that if Shipper does not make an efficient use of the Contracted Capacity, the National Gas Regulatory Entity, in accordance with regulatory rules, shall allocate the portion not used or deficiently used, and in such event the capacity so reduced will become the Contracted Capacity.

5. Shipper hereby waives any other option it may have to reduce the Contracted Capacity under the provisions of the Firm Transportation Service Agreements entered with Transporter, in those zones in which it engages contracted capacity of firm transportation under this Agreement. However, in the event any of Shipper's customers included in Exhibit E (attached hereto and made part hereof by this reference) fails to enter an agreement with it and enters an agreement with:
i) Transporter under a Firm Transportation Agreement, or
ii) Merchants that enter or have entered a Firm Transportation Agreement with Transporter, or
iii) Producers that enter or have entered a Firm Transportation Agreement with Transporter, or
iv) any combination of Merchants and Producers that enter or have entered a Firm Transportation Agreement with
Transporter;
v) other Shippers that enter or have entered a Firm Transportation Agreement with Transporter,

In any such event, Shipper may elect to reduce its Contracted Capacity of Firm Transportation with Transporter, but in no such event the reduction will be higher than the amount that Shipper's customer has contracted for under any of the arrangements mentioned in subparagraphs i) through v) above. The amount of cubic meters of firm transportation capacity of gas that Shipper will be entitled to reduce under this agreement, shall in no way exceed those shown in Exhibit E for each of Shipper's customers and the term of the reduction shall in no way exceed the duration of the service contracted for by the Customer under any of the arrangements mentioned in subparagraphs i) through v) above.

In the event Shipper intends to exercise such option, Shipper will notify such election to Transporter within ninety (90) days from the date of receipt of a notification from its customer stating its intention to terminate in whole or in part the engagement of Shipper's services.

Upon the expiry of such period if Transporter has not received such notification, Shipper will not be able to exercise such option in the future. However, on the contrary, if Shipper notifies his intention to exercise the option, then the total or partial reduction of the Contracted Capacity will be effective as of the time the customer ceases to receive such services from Shipper.

6. Prior to the commencement of any increase in its transportation system implying an increase in the capacity in the delivery zone of Shipper, Transporter shall give notice thereof in writing to Shipper. Within thirty days of the receipt of such notification, Shipper shall notify Transporter in writing its intention to release Contracted Capacity in the zone where Transporter will develop its expansion project, stating the term for the reduction. The capacity that Shipper will be entitled to release shall not exceed the increase in capacity resulting from the expansion. Prior to the commencement of the expansion, Transporter shall be entitled to offer all or any part of the Contracted Capacity released by Shipper to third parties.

7. Both parties hereto agree that on the effective date hereof this Agreement shall automatically terminate Agreement FT-28.

This Offer will be considered accepted if Transporter accepts our first service application (Section 23 of the Service Regulation) to be allocated to the Firm Transportation Service Agreement No. FT-40, or said Transporter files the Offer with the National Gas Regulatory Entity (ENARGAS), whichever occurs earlier.

We also acknowledge receipt of a copy of Resolution No. 3/93 of the ENARGAS sent to us in compliance with the provisions of Section 3 thereof.

Truly yours,

By Camuzzi Gas Pampeana S.A.
There are two illegible signatures.
Attorney

                                   EXHIBIT B
                     FIRM TRANSPORTATION SERVICE AGREEMENT
                                    between
                       TRANSPORTADORA DE GAS DEL SUR S.A.
                                      and
                           CAMUZZI GAS PAMPEANA S.A.


RECEIPT POINTS: Are all the Receipt Points within the Receipt Zones. Shipper will indicate from time to time and according to the procedure set forth by Transporter to such effect and the Regulations, the points within the Receipt Zones where the gas shall be made available by Shipper to Transporter.

DAILY AMOUNT: An aggregate amount of gas in m(3) equivalent to 9300 Kcal, as per schedule set forth in Exhibit D, (plus fuel and shrinkages) from the Receipt Zones.

                                   EXHIBIT C
                     FIRM TRANSPORTATION SERVICE AGREEMENT
                                   between
                     TRANSPORTADORA DE GAS DEL SUR S.A.
                                     and
                        CAMUZZI DE GAS PAMPEANA S.A.

 MEASUREMENT          NAME OF THE POINT                  SUB-ZONE      MINIMUM PRESSURES
(POINT NUMBER)                                                               (BAR)

----------------------------------------------------------------------------------------
     081           Medanos                             Bahia Blanca           25
    0148           YPF Rio Colorado                    Bahia Blanca           25
    0149           J.C. Couste                         Bahia Blanca           25
    0150           YPF Algarrobo                       Bahia Blanca           25
    0151           Frigorifico Pilotti                 Bahia Blanca           25
    0152           Salitral de la Vidriera             Bahia Blanca           25
    0163           Cerri Plant - Consumos Zonales      Bahia Blanca           37
    0295           Villarino - Patagones               Bahia Blanca           25
    0269           Camara 57                           Bahia Blanca           35
    0270           Camara Norte                        Bahia Blanca           35
    0271           Puerto Rosales                      Bahia Blanca           30
    0279           Camara 24                           Bahia Blanca           30
    0308           Cerri Complex RTP                   Bahia Blanca           35
    0906           Transfer to Tl-12                   Bahia Blanca           37
    0167           Puan Transfer - La Pampa            Buenos Aires           50
    0168           CASBAS                              Buenos Aires           30
    0169           Alsina - Guamini                    Buenos Aires           30
    0170           Saliquelo                           Buenos Aires           30
    0171           C. 30 de Agosto                     Buenos Aires           30
    0172           Pellegrini - 3 Lomas (0247)         Buenos Aires           30
    0174           Salazar                             Buenos Aires           25
    0176           Herrera - Vega                      Buenos Aires           30
    0178           Nueve de Julio                      Buenos Aires           25
    0179           Carlos Casares                      Buenos Aires           30
    0180           25 de Mayo (0248)                   Buenos Aires           25
    0181           Bragado (0248)                      Buenos Aires           25
    0182           Alberti                             Buenos Aires           30
    0183           Chivilcoy                           Buenos Aires           30
    0185           Cabildo                             Buenos Aires           25
    0186           YPF San Roman                       Buenos Aires           25
    0187           Coronel Dorrego                     Buenos Aires           25
    0190           Tres Arroyos                        Buenos Aires           30
    0191           Gonzalez Chavez                     Buenos Aires           25
    0192           De La Garma                         Buenos Aires           25
    0193           Benito Juarez                       Buenos Aires           25
    0196           Cabecera Barker-Necochea            Buenos Aires           30
    0197           TurboGas DEBA                       Buenos Aires           20
    0198           Estancia Los Manantiales            Buenos Aires           20
    0199           Chillar                             Buenos Aires           20
    0200           Maria Ignacia Vela                  Buenos Aires           30
    0201           Derivacion Barker                   Buenos Aires           35

    0202           Tandil B.O.6                        Buenos Aires           35
    0203           El Chourron                         Buenos Aires           35
    0204           Rauch                               Buenos Aires           25
    0205           General Belgrano                    Buenos Aires           25
    0206           YPF Las Flores                      Buenos Aires           25
    0207           Chascomcs                           Buenos Aires           25
    0208           Ranchos                             Buenos Aires           25
    0209           Brandsen                            Buenos Aires           25
    0211           YPF El Mauleon                      Buenos Aires           30
    0214           Olavarria I                         Buenos Aires           28
    0215           Olavarria II                        Buenos Aires           28
    0216           Colonia Hinojo                      Buenos Aires           25
    0217           Tapalque                            Buenos Aires           25
    0218           General Alvear                      Buenos Aires           25
    0219           Saladillo                           Buenos Aires           25
    0220           Roque Perez                         Buenos Aires           25
    0221           Navarro                             Buenos Aires           25
    0222           Empalme Lobos                       Buenos Aires           25
    0242           Jephener                            Buenos Aires           30
    0244           Indio Rico (Localidad)              Buenos Aires           30
    0247           C.30 de Agosto(168-171-172-173)     Buenos Aires           30
    0248           C. Bragado-25 de Mayo (180-181)     Buenos Aires           30
    0249           C. Chascomcs-Ranchos (207-208)      Buenos Aires           30
    0259           Club de Campo La Martona            Buenos Aires           20
    0268           GNC General Belgrano                Buenos Aires           40
    0275           P.Agricola Sapra                    Buenos Aires           30
    0290           A. Brandsen-Jephener                Buenos Aires           30
    0294           Loma Verde                          Buenos Aires           30
    0296           Gto. Buchanan-La Plata              Buenos Aires           25
    0310           Felipe Sola-Darregueira             Buenos Aires           30
    0318           Camara Henderson                    Buenos Aires           30
     903           Transfer to ED-04                   Buenos Aires           30
     909           Transfer to TI-23                   Buenos Aires           30

MAXIMUM AMOUNT OF DAILY DELIVERY: An amount of gas totaling between all Delivery Points the sum of the amounts set forth in Exhibit D. Maximum amount of daily delivery in each Delivery Point will be limited to the maximum designed capacity of each Delivery Point or such capacity as shall be agreed by the Parties in the future.

                                   EXHIBIT D
                     FIRM TRANSPORTATION SERVICE AGREEMENT
                                    between
                       TRANSPORTADORA DE GAS DEL SUR S.A.
                                      and
                          CAMUZZI DE GAS PAMPEANA S.A.


  RECEIPT ZONE         DELIVERY ZONE     CONTRACTED AMOUNT(*)   MATURITY
-------------------------------------------------------------------------
   Santa Cruz          Bahia Blanca             200,000        10/01/1996
     Neuquen           Buenos Aires             300,000        10/01/1996
Tierra del Fuego       Bahia Blanca             415,000        05/01/2003
Tierra del Fuego       Buenos Aires             626,000        05/01/2003
   Santa Cruz          Bahia Blanca             533,000        05/01/2003
   Santa Cruz          Buenos Aires             401,000        05/01/2003
     Neuquen           Bahia Blanca             620,500        05/01/2003
     Neuquen           Buenos Aires           1,909,500        05/01/2003
     Neuquen           Bahia Blanca             750,000        03/01/2004
     Neuquen           Buenos Aires             400,000        05/01/2004
     Neuquen           Buenos Aires              17,500        08/01/1999
     Neuquen           Buenos Aires               7,500        03/01/2000
Tierra del Fuego       Bahia Blanca             415,000        05/01/2009
Tierra del Fuego       Buenos Aires             626,000        05/01/2009
   Santa Cruz          Bahia Blanca             533,000        05/01/2009
   Santa Cruz          Buenos Aires             401,000        05/01/2009
     Neuquen           Bahia Blanca           1,370,500        05/01/2009
     Neuquen           Buenos Aires           2,334,500        05/01/2009

(*) stated in cubic meters equivalent to 9300 Kcal/m(3).

                                  EXHIBIT E
                    FIRM TRANSPORTATION SERVICE AGREEMENT
                                   between
                      TRANSPORTADORA DE GAS DEL SUR S.A.
                                     and
                         CAMUZZI DE GAS PAMPEANA S.A.


    SHIPPER'S CUSTOMER      DELIVERY SUB-ZONE     DAILY CONSUMPTION ALLOCATED(*)
--------------------------------------------------------------------------------
      Aceros Bragado           Buenos Aires                     25,587
    Cantera Cerro Negro        Buenos Aires                    118,786
   Celulosa Cnel. Suarez       Buenos Aires                     19,532
    Cementos Avellaneda        Buenos Aires                    263,802
    Cementos San Martin        Buenos Aires                    324,214
     Ceramica Fanelli          Buenos Aires                     17,065
   Ceramica San Lorenzo        Buenos Aires                     96,802
          Dekalb               Buenos Aires                      9,167
          Edelap               Buenos Aires                    400,915
    ESEBA-Mar del Plata        Buenos Aires                    871,433
      ESEBA-Necochea           Buenos Aires                  1,045,423
         Interpak              Buenos Aires                     38,180
           Ipako               Buenos Aires                     51,552
        Kicsa-C & K            Buenos Aires                     47,579
          Loimar               Buenos Aires                     24,636
     Loma Negra Barker         Buenos Aires                    528,822
   Loma Negra Olavarria        Buenos Aires                    638,745
           Losa                Buenos Aires                     41,915
          Mafissa              Buenos Aires                     86,265
     Malteria Quilmes          Buenos Aires                     19,434
      Malteria Pampa           Buenos Aires                     24,529
          Materia              Buenos Aires                     20,362
          Palmar               Buenos Aires                     19,332
    Petr. Gral. Mosconi        Buenos Aires                    466,763
        Polibutenos            Buenos Aires                     27,021
        Propulsora             Buenos Aires                     66,729
      YPF-Destileria           Buenos Aires                  1,002,299
      YPF-El Mauleon           Buenos Aires                     15,647
        YPF-Newton             Buenos Aires                     11,827
       YPF-San Roman           Buenos Aires                     13,453
    ESEBA-Bahia Blanca         Bahia Blanca                  2,372,369
           ESSO                Bahia Blanca                     58,902
      Liquid Carbonic          Bahia Blanca                      3,436
      Petroquimica BB          Bahia Blanca                    397,697
OLDELVAI ALG/SALIT/La Adela    Bahia Blanca                     80,000
         Induclor              Bahia Blanca                     49,123
    Monomeros Vinilicos        Bahia Blanca                    117,506
      EBYTEM-YPF ROS.          Bahia Blanca                     23,719



(*) stated in cubic meters equivalent to 9300 Kcal/m(3).

There are several illegible signatures on every page.

There follows Notarial Proceedings No. 004196277

There is an illegible signature and an illegible seal on all pages.